                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                     FORM 8-K (A)

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 12, 1996



                                  SITEL CORPORATION
                (Exact name of registrant as specified in its charter)



MINNESOTA                              0-26152                  47-0684333
(State or jurisdiction of         (Commission File         (I.R.S. Employer
incorporation or organization)    Number)                  Identification No.)



                                  13215 BIRCH STREET
                                OMAHA, NEBRASKA 68164
                                    (402) 498-6810
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                     ____________________________________________






This 8-K consists of 6 pages

The registrant hereby amends Item 7 of its Form 8-K filed to report an event occurring on June 12, 1996 to include the following:


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

    The Company hereby incorporates by reference in this Form 8-K the financial statements of Teleaction, S.A. contained in pages F-53 through F-81 of the Company's Proxy Statement filed July 29, 1996 on Schedule 14A.

(b) Pro forma financial information.


                     UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The unaudited pro forma combined statement of income (loss) for the year ended May 31, 1995 and for the nine months ended February 29, 1996 give effect to the Company's acquisition of a 69.2% interest in Teleaction, S.A.
(collectively, "Teleaction"; and such acquisition, the "Teleaction Acquisition"), accounted for as a "purchase," as if it had occurred on June 1, 1994. The unaudited pro forma combined balance sheet as of February 29, 1996, gives effect to the Teleaction Acquisition as if it had occurred on February 29, 1996. The historical financial data of the Company included in the pro forma combined financial data are for and as of the periods presented. The historical financial data of Teleaction included in the pro forma combined financial data are for and as of the periods presented. The historical financial data of Teleaction included in the pro forma combined financial data presented herein for the year ended May 31, 1995 are from Teleaction's separate unaudited statements of earnings (loss) and retained earnings for the twelve months ended June 30, 1995. The historical financial data of Teleaction included in the pro forma combined financial data presented herein as of February 29, 1996 and for the nine months then ended are from Teleaction's separate unaudited financial statements as of March 31, 1996 and the nine months then ended. The pro forma combined financial data does not include the financial position or operating results of Telepromotion, Action Data Base and Action Servicos De Publicidade (subsidiaries of Teleaction) as they are immaterial.

On February 9, 1996, the Company acquired substantially all the assets of C.T.C. Canadian Telephone Corporation and 2965496 Canada, Inc. (collectively, "CTC"), consequently, the pro forma combined statements of operations include the historical financial data of CTC for the year ended April 30, 1995 and the nine months ended January 31, 1996.

The pro forma combined statements of operations are not necessarily indicative of the results of operations that would have been achieved had the transactions described therein been consummated on the above dates or that may be achieved in the future and should be read in conjunction with the separate financial statements of the Company, Teleaction and CTC respectively, contained in pages F-11 through F-26, F-53 through F-81, and F-95 through F-109, respectively, of the Company's Proxy Statement filed July 29, 1996 on Schedule 14A.

               UNAUDITED PRO FORMA  COMBINED STATEMENT OF INCOME (LOSS)
                           FOR THE YEAR ENDED MAY  31, 1995
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                        HISTORICAL    HISTORICAL     HISTORICAL      PRO FORMA      PROFORMA
                                         SITEL         CTC(a)      TELEACTION(b,c)  ADJUSTMENTS     COMBINED
                                        ----------     ----------   ---------------  -----------     --------
Revenue..............................  $  101,378     $  6,342       $  25,061                     $  132,781

Operating expenses:
  Cost of services...................      55,054        3,788          14,017                         72,859
  Divisional selling, general and
    administrative expenses..........      32,979        1,173           6,852                         41,004
  Corporate general and
    administrative expenses..........       6,160          758           -----          1,453(d)        8,371
  Special compensation expense.......      34,585(e)     -----           -----                         34,585(e)
                                       ----------     --------       ---------      ---------      ----------
      Total operating expenses.......     128,778        5,719          20,869          1,453         156,819
                                       ----------     --------       ---------      ---------      ----------
Operating income.....................     (27,400)(f)      623           4,192         (1,453)        (24,038)(f)

Other income(expense)................        (303)           5            (250)        (1,541)(g)      (2,089)
                                       ----------     --------       ---------      ---------      ----------
Income before income taxes...........     (27,703)         628           3,942         (2,994)        (26,127)

Income tax expense...................      (9,603)         190           1,430           (809)(g)      (8,792)
                                       ----------     --------       ---------      ---------      ----------
Net income...........................  $  (18,100)(f) $    438       $   2,512      $  (2,185)     $  (17,335)(f)
                                       ----------     --------       ---------      ---------      ----------
                                       ----------     --------       ---------      ---------      ----------
Earnings(loss) per common and
  common equivalent share............      ($1.05)(f)                                                  ($1.01)(f)
                                       ----------                                                  ----------
                                       ----------                                                  ----------
Weighted average common and common
   equivalent shares outstanding.....      17,207                                                      17,207
                                       ----------                                                  ----------
                                       ----------                                                  ----------

 ______________________________

(a) The combined results of operations of CTC are for the year ended April 30, 1995 and have been translated from Canadian dollars to US dollars at the average exchange rate for the period.

(b) The results of Teleaction are for the twelve months ended June 30, 1995.

(c) The results of operations of Teleaction have been translated from Spanish pesetas to US dollars at the average exchange rate for the period.

(d) Represents the amortization of goodwill resulting from the CTC and Teleaction acquisitions, which will be amortized on a straight-line basis over a period of 25 years, and an adjustment to reduce expenses for fees paid to a management employee of CTC which will not be paid after the acquisition.

(e) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred by SITEL in 1995 resulting from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

(f) Excluding the special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income, net income and net income per share would have been $7.6 million, $5.2 million and $0.30 for SITEL and $11.1 million, $5.8 million and $0.34 for the Pro Forma Combined entity.

(g) Represents an assumed increase in interest expense and the related tax effect which would have occurred had the payment of the CTC and Teleaction purchase price occurred at the beginning of the period.

                     UNAUDITED PRO FORMA  COMBINED BALANCE SHEET
                                  FEBRUARY 29, 1996
                                    (IN THOUSANDS)

                                                                      HISTORICAL    HISTORICAL       PRO FORMA     PRO FORMA
                                                                       SITEL(a)    TELEACTION (b,c)  ADJUSTMENTS   COMBINED
                                                                      ----------   ----------------  -----------   ---------
ASSETS
Current assets:
     Cash and cash equivalents................................       $   6,325      $  1,075                      $   7,400
     Trade accounts receivable, net...........................          23,036        11,712                         34,748
     Marketable securities....................................          47,175          ----       $  (25,220)(d)    21,955
     Prepaid expenses.........................................             735            57                            792
     Other....................................................           1,597           161                          1,758
     Income taxes receivable..................................             629            75                            704
     Deferred income taxes ...................................             476           174                            650
                                                                     ---------      --------       -----------    ---------
            Total current assets..............................          79,973        13,254          (25,220)       68,007
Property and equipment, net...................................          14,791         1,273                         16,064
Deposits and other assets.....................................             558           292                            850
Loans receivable from related parties.........................             340           318                            658
Goodwill, net.................................................           5,958         1,082           23,544(d)     30,584
Deferred income taxes ........................................          13,467          ----                         13,467
                                                                     ---------      --------       -----------    ---------
            Total assets......................................       $ 115,087      $ 16,219       $   (1,676)    $ 129,630
                                                                     ---------      --------       -----------    ---------
                                                                     ---------      --------       -----------    ---------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Note payable - bank......................................       $     700      $    331                      $   1,031
     Current portion of long-term obligations.................              20          ----                             20
     Trade accounts payable...................................           5,163         1,153                          6,316
     Accrued wages, salaries and bonuses......................           6,070           193                          6,263
     Other accrued expenses...................................             737         2,580                          3,317
     Customer deposits and other..............................             429          ----                            429
                                                                     ---------      --------       -----------    ---------
            Total current liabilities.........................          13,119         4,257              ----       17,376
Long-term debt obligations, net...............................             129           642            8,909(d)      9,680
Other liabilities.............................................             726           735                          1,461
Stockholders' equity:
     Common stock ............................................               9           404             (404)(d)         9
     Paid-in capital..........................................         106,511          ----                        106,511
     Currency exchange adjustment.............................              20          ----                             20
     Retained earnings (deficit)..............................          (5,427)       10,181          (10,181)(d)    (5,427)
                                                                     ---------      --------       -----------    ---------
            Total stockholders' equity........................         101,113        10,585          (10,585)      101,113
                                                                     ---------      --------       -----------    ---------
            Total liabilities and stockholders' equity........       $ 115,087      $ 16,219       $   (1,676)    $ 129,630
                                                                     ---------      --------       -----------    ---------
                                                                     ---------      --------       -----------    ---------


(a) The combined balance sheet of CTC has not been presented separately on this statement as it was included in the consolidated historical statements of SITEL as of February 29,1996.

(b)  The balance sheet of Teleaction is as of March 31,1996.

(c) The financial position of Teleaction has been translated from Spanish Pesetas to US dollars at the exchange rate in effect at the balance sheet date (123.89 pesetas per dollar).

(d) The Teleaction acquisition is reflected using the purchase method of accounting and is based upon an initial purchase price of $24,220,000, a deferred guaranteed payment of $10,780,000 and acquisition expenses of $1,000,000. The deferred guaranteed payment will be paid in 1998 and has been discounted to its present value ($8,909,000). In addition, a future contingent payment will be paid based on Teleaction's profitability for 1996 and 1997. Goodwill of $23,544,000 was created by this acquisition.

               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME (LOSS)
                     FOR THE NINE MONTHS ENDED FEBRUARY 29, 1996
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            HISTORICAL         HISTORICAL        HISTORICAL        PRO FORMA      PRO FORMA
                                            SITEL              CTC(a)         TELEACTION(b,c)     ADJUSTMENTS     COMBINED
                                            ------------      ------------      ------------     ------------     ------------

Revenue. . . . . . . . . . . . . . . .       $    98,861       $     4,054       $    23,156         $   (433) (d)$   125,638

Operating expenses:. . . . . . . . . .
 Cost of services. . . . . . . . . . .            52,951             2,880            14,301             (215) (d)     69,917
 Divisional selling, general and
  and administrative expenses. . . . .            31,485             1,279             5,618             (227) (d)     38,155

 Corporate general and
  administrative expenses. . . . . . .             5,170               301              ----              831  (e)      6,302
                                            ------------      ------------      ------------     ------------     ------------
   Total operating expenses. . . . . .            89,606             4,460            19,919              389         114,374
   Operating income. . . . . . . . . .             9,255              (406)            3,237             (822)         11,264

 Other income(expense) . . . . . . . .               533                32              (257)          (1,156) (f)       (848)
                                            ------------      ------------      ------------     ------------     ------------
Income before income taxes . . . . . .             9,788              (374)            2,980           (1,978)         10,416

Income tax expense (benefit) . . . . .             3,466              (134)            1,012             (516) (f)      3,828
                                            ------------      ------------      ------------     ------------     ------------

Net income . . . . . . . . . . . . . .        $    6,322          $   (240)        $   1,968        $  (1,462)      $   6,598
                                            ------------      ------------      ------------     ------------     ------------
                                            ------------      ------------      ------------     ------------     ------------

Earnings (loss) per common and
 common equivalent share . . . . . . .             $0.30                                                                $0.31
                                            ------------                                                          ------------
                                            ------------                                                          ------------

Weighted average common and common
 equivalent shares outstanding . . . .            21,111                                                               21,111
                                            ------------                                                          ------------
                                            ------------                                                          ------------
- ------------------------------------------


(a) The combined results of operations of CTC are for the nine months ended January 31, 1996 and have been translated from Canadian dollars to US dollars at the average exchange rate for the period.

(b) The results of Teleaction are for the nine months ended March 31, 1996.

(c) The results of operations of Teleaction have been translated from Spanish pesetas to US dollars at the average exchange rate for the period.

(d) SITEL's consolidated results of operations for the nine months ended February 29, 1996 include one month of CTC's operations. Since CTC's results of operations presented are for the nine months ended January 31, 1996, the results of CTC operations for the month of February 1996 are being removed to avoid the inclusion of 10 months of activity.

(e) Represents the amortization of goodwill resulting from the CTC and Teleaction acquisitions, which will be amortized on a straight-line basis over a period of 25 years, and an adjustment to reduce expenses for fees paid to a management employee of CTC which will not be paid after the acquisition.

(f) Represents an assumed increase in interest expense and the related tax effect which would have occurred had the payment of the CTC and Teleaction purchase price occurred at the beginning of the period.

                                      SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  August  23, 1996                  SITEL Corporation


                                     By:  /s/ Barry S. Major
                                         -----------------------------------
                                         Barry S. Major
                                         Executive Vice President and
                                          Chief Financial Officer